MFS(R) GLOBAL GROWTH FUND

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Managers section of the Prospectus is hereby restated as follow:

Portfolio Managers

The fund is managed by a team of portfolio managers comprised of Barry Dargan, a Senior Vice President of the adviser, and Nicholas Smithie and Thomas Melendez, each a Vice President of the adviser. Mr. Dargan has been a portfolio manager of the fund since 2003 and has been employed in the investment management area of the adviser since 1996. Mr. Smithie has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1998. Mr. Melendez has been a portfolio manager of the fund since July 1, 2004, and has been employed in the investment management area of the adviser since 2002. Prior to joining MFS, Mr. Melendez was an Emerging Market Product Specialist for Schroders Investment Management North America.

As a member of the portfolio management team, Mr. Melendez generally contributes to the day-to-day management of the fund's portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the fund. The degree to which Mr. Melendez may perform these functions, and the nature of these functions, may change from time to time.

Team members may change from time to time, and a current list of team members is available by either calling MFS at the telephone number listed on the back of the prospectus or visiting the MFS website at www.mfs.com.



                  The date of this Supplement is July 1, 2004.